UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 30, 2017 (November 18, 2016)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      Completion of Acquisition or Disposition of Assets.

As previously disclosed, on February 7, 2017, Dynegy Inc. (the “Company”), through its wholly owned subsidiary Atlas Power Finance, LLC, completed its acquisition (the “Acquisition”) of all of the issued and outstanding common stock of GDF SUEZ Energy North America, Inc., a Delaware corporation (“GSENA”). On February 8, 2017, the Company filed a Current Report on Form 8-K to report the completion of the Acquisition (the “Closing Report”).

Previously, on November 18, 2016, the Company filed a Current Report on Form 8-K (the “Financials Report”), which included, among other things, the unaudited combined financial statements of certain wholly owned assets of GSENA (the “GSENA Thermal Assets”) and pro forma financial information giving effect to, among other transactions, the Acquisition required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K, as of and for the dates and periods described in Item 9.01 below.

This amendment to the Closing Report and the Financials Report is being filed to (i) provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K for purposes of the Closing Report and (ii) provide revised pro forma financial information required by Item 9.01(b) of Form 8-K for purposes of the Financials Report. This amendment makes no other amendments to the Closing Report or the Financials Report.

Item 9.01      Financial Statements and Exhibits.

(a)                     Financial Statements of Businesses Acquired

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the unaudited combined financial statements of the GSENA Thermal Assets as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015 and the notes related thereto.

(b)       Pro Forma Financial Information

Attached hereto as Exhibit 99.2 and incorporated by reference herein are the unaudited pro forma consolidated financial statements of the Company as of and for the nine months ended September 30, 2016 and the year ended December 31, 2015, giving effect to, among other transactions, the Acquisition, attached as Exhibit 99.2 hereto.

(d)       Exhibits:

Exhibit No.	Document

99.1

Unaudited combined financial statements of the GSENA Thermal Assets as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015 and the notes related thereto (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. filed on November 18, 2016).

99.2	Unaudited Pro Forma Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2017	DYNEGY INC.
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1

Unaudited combined financial statements of the GSENA Thermal Assets as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015 and the notes related thereto (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. filed on November 18, 2016).

99.2	Unaudited Pro Forma Consolidated Financial Information.